UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 29, 2022

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 587-9898

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value, $.001 Per Share	PESI	NASDAQ Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On August 29, 2022, Perma-Fix Environmental Services, Inc. (the “Company”) entered into an amendment to its Loan Agreement (as defined below) with PNC Bank, National Association (“PNC” or “lender”) as discussed under Item 2.03 below, which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant.

The Company and PNC entered into a Fifth Amendment (“Fifth Amendment”) to its Second Amended and Restated Revolving Credit, Term Loan and Security Agreement, as amended (“Loan Agreement”) on August 29, 2022, to set forth certain revisions to the Loan Agreement. The new revisions to the Loan Agreement are included in the revised Loan Agreement attached hereto as Exhibit 4.2 and referenced in the Fifth Amendment as Annex A (“Revised Loan Agreement”). The new revisions in the Revised Loan Agreement include, among other revisions, (i) removal of and replacing the reference to the London InterBank Offer Rate “(“LIBOR”) based interest rate benchmark provisions with the Secured Overnight Finance Rate (“SOFR”). If the Company selects the SOFR benchmark provisions, payment of interest due on the revolving credit will be “Term SOFR Rate” (as defined in Exhibit 4.2 hereto and referenced as Annex A in the Fifth Amendment) plus 3.00% plus an SOFR Adjustment applicable for an interest period selected by the Company and payment of interest due on the term loan and capital line will be Term SOFR Rate plus 3.50% plus an SOFR Adjustment for an interest period selected by the Company. Pursuant to the Revised Loan Agreement, SOFR Adjustment rates of 0.10% and 0.15% will be applicable for a one-month interest period and three-month period, respectively; and (ii) adding certain additional anti-terrorism provisions to the covenants contained in the Loan Agreement.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

4.1	Fifth Amendment to Second Amended and Restated Revolving Credit, Term Loan and Security Agreement dated August 29, 2022, by and among Perma-Fix Environmental Services, Inc. and PNC Bank, National Association, as agent and as lender.

4.2	Revised Second Amended and Restated Revolving Credit, Term Loan and Security Agreement referenced as Annex A in the Fifth Amendment.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

		By:	/s/ Ben Naccarato
Ben Naccarato
Dated:	August 29, 2022		Executive Vice President, Chief Financial Officer and Chief Accounting Officer